SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (date of earliest event reported): March 28, 2012

                           COLORADO CERAMIC TILE, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

       Colorado                   333-171658                84-1307164
-----------------------        ----------------          ----------------
(State of incorporation)     (Commission File No.)       (IRS Employer
                                                        Identification No.)

                             4151 E. County Line Rd.
                              Centennial, CO 80122
                     -------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (303) 721-9198

                                       N/A
                 ---------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 28, 2012 Bernardo Camacho Chavarria and Jose Manuel Flores Hernandez were appointed directors of the Company.

     Following the appointment of Mr. Chavarria and Mr. Hernandez, Sandie Venezia and Mark Rodenbeck resigned as officers and directors of the Company.

     Following the resignations of Ms. Venezia and Mr. Rodenbeck, Mr. Chavarria and Mr. Hernandez were appointed to the positions shown below:

    Name                            Position

    Bernardo Camacho Chavarria      Chief Executive Officer and Principal
                                    Financial  and Accounting Officer

    Jose Manuel Flores Hernandez    Chairman of the Board of Directors and
                                    Secretary

       Bernardo Chavarria (age 33, August 27, 1978), for the past five years, has been involved in financing and providing consulting services to numerous development stage technology companies.

       Jose Hernandez (age 69, September 22, 1942), for the past five years, has been involved in financing and providing consulting services to numerous development stage technology companies.

       On March 28, 2012 Mr. Chavarria purchased 300,000 shares of the Company's common stock from Ms. Venezia, and 300,000 shares of the Company's common stock from Mr. Rodenbeck.

       On March 28, 2012 Mr. Hernandez purchased 1,700,000 shares of the Company's common stock from Ms. Venezia, and 1,700,000 shares of the Company's common stock from Mr. Rodenbeck.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 28, 2012              COLORADO CERAMIC TILE, INC.


                                  By:/s/ Bernardo Chavarria
                                     --------------------------------------
                                     Bernardo Chavarria, Chief Executive Officer